QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.2

AMENDED PROMISSORY NOTE

$25,000	Sunnyvale, California March 13, 2001

    For value received, the undersigned promises to pay to Preview Systems, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $25,000 with interest from the date of this Note at a rate of 6% per annum, compounded semi-annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on December 15, 2002.

    Principal and interest are payable in lawful money of the United States of America. Amounts due under this Note may be prepaid at any time without interest or penalty.

    Should suit be commenced to collect this any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

    This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned and the Company dated October 3, 1997.

    This Note replaces and supersedes that certain Promissory Note dated October 14, 1997 issued to Preview Software, Inc., a predecessor to the Company, by the undersigned.

Vincent Pluvinage

AMENDED PROMISSORY NOTE

$75,000	Sunnyvale, California March 13, 2001

    For value received, the undersigned promises to pay to Preview Systems, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $75,000 with interest from the date of this Note at a rate of 6% per annum, compounded semi-annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on December 15, 2002.

    Principal and interest are payable in lawful money of the United States of America. Amounts due under this Note may be prepaid at any time without interest or penalty.

    Should suit be commenced to collect this any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

    This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned and the Company dated December 31, 1997.

    This Note replaces and supersedes that certain Promissory Note dated December 31, 1997 issued to Preview Software, Inc., a predecessor to the Company, by the undersigned.

Vincent Pluvinage

AMENDED PROMISSORY NOTE

$25,000	Sunnyvale, California March 13, 2001

    For value received, the undersigned promises to pay to Preview Software, Inc., a California corporation (the "Company"), at its principal office the principal sum of $25,000 with interest from the date of this Note at a rate of 6% per annum, compounded semi-annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on December 15, 2002.

    Principal and interest are payable in lawful money of the United States of America. Amounts due under this Note may be prepaid at any time without interest or penalty.

    Should suit be commenced to collect this any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

    This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned and the Company dated January 2, 1998.

    This Note replaces and supersedes that certain Promissory Note dated January 2, 1998 issued to Preview Software, Inc., a predecessor to the Company, issued to the Company by the undersigned.

Vincent Pluvinage

AMENDED PROMISSORY NOTE

$812,475.00	Sunnyvale, California March 13, 2001

    For value received, the undersigned promises to pay Preview Systems, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $812,475.00 with interest from the date hereof at a rate of 5.32% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on December 15, 2002.

    Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

    Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

    This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company dated as of July 5, 1999.

    This Note replaces and supersedes that certain Promissory Note dated July 5, 1999 issued to the Company by the undersigned.

Vincent Pluvinage

AMENDED PROMISSORY NOTE

$175,000	Sunnyvale, California March 13, 2001

    For value received, the undersigned promises to pay Preview Systems, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $175,000 with interest from October 11, 2000 to March 12, 2001 at a rate of 11% per annum, compounded annually and from the date hereof at a rate of 6.25% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on August 15, 2002.

    Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PREMIUM OR PENALTY. Any such prepaid amounts shall be applied to accrued interest before application to any principal amount due.

    Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

    This Note is full recourse.

    This Note replaces and supersedes that certain Promissory Note dated October 11, 2000 issued to the Company by the undersigned.

Vincent Pluvinage

QuickLinks

  EXHIBIT 10.2
AMENDED PROMISSORY NOTE
AMENDED PROMISSORY NOTE
AMENDED PROMISSORY NOTE
AMENDED PROMISSORY NOTE
AMENDED PROMISSORY NOTE